ORGANIZATION AND BUSINESS	12 Months Ended
Dec. 31, 2021
Organization, Consolidation and Presentation of Financial Statements [Abstract]
ORGANIZATION AND BUSINESS	ORGANIZATION AND BUSINESS
Historical Structure of the Company
We were incorporated as Knightsbridge Tankers Limited in Bermuda as an exempted company under the Bermuda Companies Act of 1981 on September 18, 1996. We were originally established for the purpose of owning and operating five VLCCs. However, we expanded our business to the dry bulk segment from 2009 and onwards by acquiring secondhand vessels and by entering into newbuilding contracts. Between 2007 and 2013, we sold our five VLCCs and subsequently discontinued our crude oil tanker operations. In 2014, we made significant expansion in the dry bulk segment by acquiring 29 SPCs, from Frontline 2012, each owning a dry bulk newbuilding, all of which were delivered to us between 2014 and 2018.

On October 7, 2014, we entered into the Merger Agreement, with the Former Golden Ocean, a dry bulk shipping company based in Bermuda and listed on the Oslo Stock Exchange ("OSE"), pursuant to which the two companies agreed to merge, with us as the surviving company. The Merger was completed on March 31, 2015. As of March 31, 2015, and following completion of the Merger, we owned 47 vessels and had 25 vessels under construction.

Prior to entering into the Merger Agreement, we changed our name to Knightsbridge Shipping Limited and we subsequently changed our name to Golden Ocean Group Limited following completion of the Merger.

Our common shares commenced trading on the NASDAQ in February 1997 and currently trade under the symbol "GOGL". We obtained a secondary listing on the OSE in April 2015.

In 2017, we acquired 16 dry bulk vessels in transactions where we issued in aggregate 17.8 million consideration shares and assumed bank debt and seller credit loans of $285.2 million. Of the 16 acquired vessels, 14 were acquired from subsidiaries of Quintana and two Panamax vessels were acquired from affiliates of Hemen. Also in 2017, we entered into agreements to acquire two Capesize vessels from Hemen at an aggregated purchase price of $86.0 million. As settlement of the purchase price for the vessels, we issued in aggregate 4.0 million consideration shares, paid $9.0 million in cash and assumed seller's credit loans of $43.0 million with an affiliate of Hemen.

In 2021, we acquired 15 modern dry bulk vessels and three newbuildings for a total consideration of $752 million from affiliates of Hemen Holding Ltd., our largest shareholder (the “Vessel Acquisitions”). The Vessel Acquisition was financed by $338 million in new equity capital and a $414 million debt facility provided by affiliates of Hemen.

Business
We own and operate dry bulk carriers of primarily four sizes: Newcastlemax vessels, which are between 200,000 and 210,000 dwt, Capesize vessels, which are between 105,000 and 200,000 dwt, Panamax vessels, which are vessels between 65,000 and 105,000 dwt, and Ultramax vessels, which are between 55,000 and 65,000 dwt. We operate through subsidiaries located in Bermuda, Liberia, the Marshall Islands, Norway, Singapore and UK. We are also involved in the charter, purchase and sale of vessels.
As of December 31, 2021, we owned 81 dry bulk vessels. In addition, we had 11 vessels chartered-in (of which seven and one are chartered in on finance leases and operating leases, respectively, from SFL and three chartered in on operating leases from unrelated third parties). Our owned vessels are owned and operated by one of our subsidiaries and are flagged either in the Marshall Islands, Hong Kong, Bahamas or Panama.